EXHIBIT 10.1

                                                                  MAY 12, 1998

                                                                   $750,000.00

                            DEMAND PROMISSORY NOTE

      AMNEX, INC., a New York corporation ("AMNEX"), AMERICAN NETWORK EXCHANGE, INC., a Delaware corporation and wholly-owned subsidiary of AMNEX ("ANEI"), and CRESCENT PUBLIC COMMUNICATIONS INC., a New York corporation and wholly-owned subsidiary of AMNEX ("Crescent" and collectively with AMNEX and ANEI, the "Makers"), for value received, hereby jointly and severally promise to pay to the order of ROTTERDAM VENTURES, INC., a New York corporation (the "Holder"), within fifteen (15) days following the date of receipt of demand for payment (the "Due Date"), at the offices of the Holder indicated in paragraph 5 hereof the aggregate principal sum of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on such principal sum from the date hereof at a fluctuating rate per annum at all times equal to the prime rate of interest announced from time to time by The Chase Manhattan Bank plus one percent (1%) (the "Note Rate"). Accrued interest on the unpaid principal balance of this Demand Promissory Note ("Note") shall be payable on the first business day of each month commencing July 1, 1998, and on the Due Date.

1. REGISTERED OWNER. The Makers may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Makers shall not be affected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof upon his registration as owner of ths Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to AMNEX at its offices together with an assignment duly authenticated. In case of transfers by operation of law, the transferee shall notify the Makers of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This
      Note is transferable only on the books of the Makers by the holder hereof in person or by attorney, on the surrender hereof duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

2. REDEMPTION. The Holder, by its acceptance of this Note, hereby acknowledges that, at any time, and from time to time, notwithstanding the lack of demand for payment on the part of the Holder, any of the Makers may, at its option, by written notice given to the Holder, elect to redeem and prepay all or any portion of the outstanding principal indebtedness evidenced by this Note, together with accrued interest thereon, without premium or penalty. Any such notice of a Maker's election to redeem and prepay as provided for hereinabove shall be given not less than five (5) days prior to the date fixed in such notice as the date for redemption of this Note (the "Redemption Date").

3. DEFAULT RATE OF INTEREST: LATE CHARGE. In the event the Makers shall fail to pay all or any portion of the principal amount hereof on or before the Due Date, any such unpaid amount shall bear interest, for each day from the Due Date, until paid in full, at a fluctuating rate per annum at all times equal to the Note Rate plus five percent (5%) instead of the Note Rate as hereinabove provided, payable upon demand. In the event the Makers shall fail to pay timely any other amount due hereunder, the Makers, jointly and severally, agree to make a payment, in addition to all other required payments hereunder, equal to two percent (2%) of the overdue payment.

4. APPLICABLE LAW. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

5. NOTICES. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Note shall be in writing and shall be deemed to have been duly given or made for all purposes when hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier, or telecopier as follows:

      If to Holder at:          Building 6, East Road
                                Rotterdam Industrial Park
                                Schenectady, New York  12306

                                Attention: David M. Buicko,
                                           Executive Vice President
                                Telecopier Number:  (518)356-5334

      With a copy to:           Steven K. Porter, Esquire
                                Rotterdam Industrial Park
                                Westcott Road, Building 6
                                Schenectady, New York  12306

                                Telecopier Number:  (518)357-2534

      If to AMNEX at:           145 Huguenot Street
                                New Rochelle, New York  10801

                                Attention:  Chairman
                                Telecopier Number:  (914)235-1339

      With a copy to:           Guy Longobardo, Esquire
                                145 Huguenot Street
                                New Rochelle, New York  10801

      If to ANEI at:            100 West Lucerne Circle, Suite 600
                                Orlando, Florida  32801

                                Attention:  President
                                Telecopier Number:  (407)481-2560

      With a copy to:           Guy Longobardo, Esquire
                                145 Huguenot Street
                                New Rochelle, New York  10801

      If to Crescent at:        6 Nevada Drive, Building C
                                Lake Success, New York  11042

                                Attention:  President
                                Telecopier Number:  (516)326-7987

      With a copy to:           Guy Longobardo, Esquire
                                145 Huguenot Street
                                New Rochelle, New York  10801
      or any such other address as the Holder or any Maker may specify by notice given to the other party in accordance with this paragraph 5.

6. MISCELLANEOUS. This Note constitutes the rights and obligations of the Holder and the Makers. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

      Payment of interest due under this Note prior to the Due Date or Redemption Date, as the case may be, shall be made to the registered holder of this Note. Payment of principal and interest due hereunder on the Due Date or Redemption Date, as the case may be, shall be made to the registered holder of this Note in accordance with the terms hereof following presentation of this Note upon or after such applicable date. No interest shall be due on this Note for such period of time that may elapse between the Due Date or Redemption Date, as the case may be, and its presentation for payment.

      No recourse shall be had for the payment of the principal of or interest on this Note against any officer, director or agent of any Maker, past, present or future, all such liability of the officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

      IN WITNESS WHEREOF, the Makers have caused this Note to be signed on its behalf in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                           AMNEX, INC.

                           By:
                              ---------------------------------------
                           Name: Cynthia I. Terrell
                           Title:    Chief Financial Officer


                           AMERICAN NETWORK EXCHANGE, INC.

                           By:
                              ---------------------------------------
                           Name: Cynthia I. Terrell
                           Title:    Chief Financial Officer


                           CRESCENT PUBLIC COMMUNICATIONS INC.

                           By:
                              ---------------------------------------
                           Name: Cynthia I. Terrell
                           Title:    Chief Financial Officer